
                                                                   1717 K Street, NW, Suite 707
                                                                   Washington, DC  20006-1504
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: BTT027
                                                                   TIN: 52-6127745
                                                                   Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005



                                                Investment Summary
                                           September 1, 2000 - September 30, 2000
                                                   Transactions

                                                      Market Value Units this   Total      Investment
   Date       Description              Dollar Amount  per Unit     Transaction  Units        Balance
   9/01/00  Beginning Balance       	             $1,059.7612               45,271.7121 $47,977,203.94
   9/30/00  Total Income Distribution  277,083.72
   9/30/00  Income Reinvestment        277,083.72                   260.6587   45,532.3708  48,401,533.95

            Ending Balance                           $1,063.0137               45,532.3708 $48,401,533.95

                                             Monthly Income
                    Ordinary           Operating     Net Ordinary
                    Income	        Expenses	Income         Capital Gains   Total Distribution
  Per Unit          $6.4158433410     0.2953829293      6.1204604117    0.0000000000         6.1204604117
  Participant Totals  $290,456.21	 13,372.49	  277,083.72	        0.00           277,083.72


                                                 Performance


Type of Return	             		1-Month  3-Month  Y-T-D 1-Year  3-Year 5-Year  10-Year
Trust Time-Weighted, Gross 		  0.91%  3.67%   8.44%  8.58%   6.58%   7.53%    8.65%
Trust Time-Weighted, Net   		  0.88%  3.57%   8.13%  8.15%   6.17%   7.09%    8.15%

<F1>
                        Performance returns greater than one year are annualized.

All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.

